SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2003

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS
WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS
(Exact name of registrant as specified in its organizational documents)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0901263
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

ITEM 5: OTHER EVENTS.

     On June 30, 2003, the Company entered into a second amendment to its senior corporate credit facility with a consortium of lenders led by Deutsche Bank and JP Morgan. Attached as Exhibit 10.1 is a copy of the amendment.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     10.1 Second Amendment to Credit Agreement, dated as of June 30, 2003, among Starwood Hotels & Resorts Worldwide, Inc., certain additional alternate currency revolving loan borrowers, various lenders, Deutsche Bank, AG, New York Branch, as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc and J.P. Morgan Securities Inc. as Co-Lead Arrangers and joint Book Running Managers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By: /s/ Kenneth S. Siegel	By: /s/ Kenneth S. Siegel

Name: Kenneth S. Siegel Title: Vice President, General Counsel and Secretary	Name: Kenneth S. Siegel Title: Executive Vice President, General Counsel and Secretary

Dated: July 7, 2003

Index to Exhibits

     Exhibits

     10.1 Second Amendment to Credit Agreement, dated as of June 30, 2003, among Starwood Hotels & Resorts Worldwide, Inc., certain additional alternate currency revolving loan borrowers, various lenders, Deutsche Bank, AG, New York Branch, as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc and J.P. Morgan Securities Inc. as Co-Lead Arrangers and joint Book Running Managers.